UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(AMENDMENT NO.)
_____________________________________
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Zevra Therapeutics, Inc.
(Name of registrant as specified in its charter)

DANIEL J. MANGLESS
TRAVIS C. MICKLE, PhD
ARTHUR C. REGAN
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
-with copies to-
Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202-5306
(414) 297-5596
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2025 ANNUAL MEETING OF STOCKHOLDERS
OF
ZEVRA THERAPEUTICS, INC.

PROXY STATEMENT
OF
DANIEL J. MANGLESS
TRAVIS C. MICKLE, PhD
ARTHUR C. REGAN

April 29, 2025
To Our Fellow Stockholders of Zevra Therapeutics, Inc.:
This Proxy Statement is furnished to holders of the common stock, par value $0.0001 per share (“Common Stock”), of Zevra Therapeutics, Inc. (“Zevra” or the “Company”), located at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747, in connection with our solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held on May 29, 2025, at 9:00 AM Eastern Time, which will be held virtually on the internet at http://www.cesonlineservices.com/zvra25_vm, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”). According to the Company’s proxy statement, the record date for the Annual Meeting is April 4, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any continuation, adjournment or postponement thereof.
This solicitation is being conducted by Mr. Daniel J. Mangless (the “Proponent”), together with the other participants named herein (collectively, the “Participants”). As of the date hereof, the Proponent beneficially owns an aggregate of 100 shares of Common Stock in record name and 1,521,095 shares of Common Stock in street name, representing approximately 2.8% of the shares of Common Stock, as reported to be outstanding by the Company as of March 7, 2025.
As more fully discussed in this Proxy Statement, the proxies are being solicited to be used at the Annual Meeting for the following purposes:
1.
To elect Mr. Travis C. Mickle, PhD and Mr. Arthur C. Regan (each of Messrs. Mickle and Regan, a “Nominee”, and collectively, the “Nominees”) to the Company’s Board of Directors (the “Board of Directors” or the “Board”), as Class I directors, to hold office until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; and
3.	To conduct any other business properly brought before the Annual Meeting.
This Proxy Statement is first being sent or given to stockholders on or about April 29, 2025.
THIS SOLICITATION IS BEING MADE BY DANIEL J. MANGLESS, AND NOT ON
BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
While the election at Zevra’s 2023 Annual Meeting of Stockholders brought about important change, including new leadership with extensive commercial experience, Mr. Mangless believes that other important governance issues remain unresolved, to the detriment of all Zevra stockholders. Namely, Mr. Mangless believes these unresolved issues include the Company’s governance practices of having a classified board and the use of a plurality voting standard for the election of directors in uncontested elections, and the Company’s executive compensation practices.  See the discussion under “Reasons for Our Solicitation” for further information on the importance of electing the Nominees.
Mr. Mangless believes declassification would provide stockholders the ability to evaluate each director annually, which is viewed by many institutional stockholders as increasing the accountability of directors to such stockholders. With regard to using a majority vote standard for the election of directors in uncontested elections, Mr. Mangless believes this would give stockholders a greater voice because it eliminates the ability of a small minority of stockholders, or even as few as one stockholder, to elect directors.

As noted above, the other issue of concern to Mr. Mangless is the Company’s executive compensation, which he believes is excessive. In fact, stockholders seem to support this belief as they voted against the Company’s request to expand the available stock option pool after the Board had exhausted the existing pool. Unfortunately, to continue to provide themselves additional equity, management and the Board were able to circumvent the stockholder vote against the proposal by, among other things, greatly increasing the number of shares outstanding through a highly dilutive stock offering.
Mr. Mangless believes these poor governance practices have resulted in the stock languishing despite the approval and successful initial launch of MIPLYFFA™ and subsequent sale of the PRV. My goal as a long-term stockholder of Zevra is for an independent Board to act in the best interests of all stockholders and follow best practices in corporate governance and executive compensation. While Mr. Mangless’ Nominees favor good corporate governance practices, they have not agreed to vote or act on the above corporate governance practices in any particular manner, as they take their fiduciary duties seriously and will only take action after being fully informed and determining what is in the best interests of the Company and its stockholders.
Mr. Mangless has no desire to actively manage the Company. Mr. Mangless is supportive of the strategic direction of the Company and has invested significant capital to support the Company for many years; long before the approval of MIPLYFFA™ was a near certainty. My goal is simple, to establish a Board of Directors with members who are committed to best practices in governance and executive compensation focused on maximizing value for all stockholders.
If elected, the Nominees, together with the Proponent’s three nominees who were elected at the 2023 annual meeting, will constitute a majority on the Board and will potentially be able to implement any actions that they may believe are necessary to unlock stockholder value. That said none of the current Nominees nor any of the prior three nominees is a party to any agreement, arrangement or understanding with, and none has given any commitment or assurance to each other or any other person as to how she or he, will act or vote on any issue or question. Each such person will fulfill his or her fiduciary duty in determining how to vote on any issue that comes before the Board of Directors.
The Nominees have vast and diverse experience and skills that would be of significant value to the Company and bring new perspectives and ideas to improve the Company’s performance:
•
Mr. Travis C. Mickle, PhD, has over 25 years of pharmaceutical industry experience, including founding the Company, serving as President and Chief Executive Officer of Zevra from 2010 to 2023, and leading the development of multiple approved products. His expertise spans drug discovery, regulatory strategy, corporate finance, and pharmaceutical commercialization.

•
Mr. Arthur C. Regan serves as President & CEO of Regan & Associates, Inc. a New York, New York based proxy solicitation/shareholder services firm founded by him in 1991, and previously held various management roles. Mr. Regan has organizational and leadership skills that would be useful to the Company in establishing a Board of Directors who are committed to best practices in governance and executive compensation.

Mr. Mangless believes that the election of these two highly qualified Nominees to Zevra’s Board rather than the persons nominated by the Board is a critical step to ensure that Zevra is on the right path to maximize value for all stockholders. The Nominees are committed to rigorous oversight of Zevra’s management, operations and business strategy, and to ensuring that Zevra conducts its business for the benefit of all stockholders.
Mr. Mangless is seeking your support to elect the Nominees. More information about the candidates, including the names, background and qualifications of the Nominees is contained in the enclosed proxy statement. There is no assurance that any of the Company’s nominees will serve as a director if at least one of the Nominees is elected.
This Proxy Statement is first being sent or given to stockholders on or about April 29, 2025. If your shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed BLUE universal proxy card in the postage-paid envelope provided (instructions are on your BLUE universal proxy card). The Proponent asks that you cast your votes FOR Mr. Travis C. Mickle, PhD and Mr. Arthur C. Regan on the BLUE universal proxy card only and disregard the WHITE proxy card provided by the Company. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.
If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE universal proxy card on your behalf. Please follow any voting instructions provided by your bank, brokerage firm, dealer, trust company or other nominee.
Under new rules adopted by the Securities and Exchange Commission, the enclosed BLUE universal proxy card also includes the names of incumbent directors nominated in accordance with the current recommendation of the board of directors of the

Company (the “Incumbent Nominees”). The Proponent asks that you only cast your votes FOR Mr. Travis C. Mickle, PhD and Mr. Arthur C. Regan. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Incumbent Nominees. There is no assurance that any of the Incumbent Nominees will serve as a director if only one of our nominees is elected.
Please carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed BLUE universal proxy card today.
If you have already voted for the incumbent management slate, you have the right to change your vote by signing, dating, and returning a later dated BLUE universal proxy voting FOR Mr. Travis C. Mickle, PhD and Mr. Arthur C. Regan at the Annual Meeting.
Thank you for your support,
Sincerely,
/s/ Daniel J. Mangless
Daniel J. Mangless

Your vote is important, no matter how few shares of Common Stock you own. Mr. Mangless urges you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR Mr. Travis C. Mickle, PhD and Mr. Arthur C. Regan.
•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it in the enclosed postage-paid envelope today.
•
If your shares of Common Stock are held in a brokerage account, bank or other intermediary, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker, bank or other intermediary. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the right to vote the shares.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

•
Even if you plan to attend the Annual Meeting, the Proponent recommends that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

IMPORTANT: Only your latest dated proxy card will count, so the Proponent urges you to disregard and not to return any WHITE proxy card you receive from the Company and return only the BLUE universal proxy card. Even if you return the Company’s WHITE proxy card marked “WITHHOLD” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us so please disregard and do not return any WHITE proxy card you receive from the Company. Even if the Nominees are included on the WHITE proxy card, please disregard and do not return any WHITE proxy card.  Return only the BLUE universal proxy card or voting form.
If you have any questions regarding your BLUE universal proxy card or need assistance in executing your proxy, please contact:
Regan & Associates, Inc.
505 Eighth Avenue
Suite 800
New York, NY 10018
(800) 737-3426
main@reganproxy.com

Stockholders may call our proxy solicitor, Regan & Associates, Inc., toll-free: (800) 737-3426.
Banks and brokers call: 212-587-3005

Email: main@reganproxy.com

BACKGROUND OF THE SOLICITATION
In April 2023, the Proponent’s director nominees, John B. Bode, Douglas W. Calder, and Corey Watton, were elected to the Board at the Company’s 2023 annual meeting, each receiving approximately 80% of the votes cast. The Proponent’s stockholder proposal to reverse any bylaw amendments from 2023 was also approved at the 2023 annual meeting, and received approximately 84% of the votes cast. The Proponent did not pay John B. Bode, Douglas W. Calder, or Corey Watton in connection with their nomination and there are no agreements, arrangements or understandings with respect to their positions as directors of the Company.
On October 12, 2023, Neil F. McFarlane, the Company’s President, Chief Executive Officer, and a director, along with, R. LaDuane Clifton, the Company’s Chief Financial Officer and Treasurer, and Nichol Ochsner, the Company’s Vice President of Investor Relations and Corporate Communications, met with Mr. Mangless via teleconference to introduce Mr. McFarlane as the newly appointed Chief Executive Officer.
On October 22, 2023, Mr. McFarlane and Ms. Ochsner met with Mr. Mangless via teleconference to discuss Mr. Mangless’ concerns with the Company’s operations, including his desire for Dr.  Mickle, the Company’s former Chief Executive Officer, President, director, and co-founder, to work in a science-focused role with the Company. Dr. Mickle was replaced as Chief Executive Officer and had resigned, effective as of January 6, 2023, and as a director and the President of the Company, effective as of the date of the 2023 annual meeting. As part of the process of replacement and resignation, Dr. Mickle entered into a Transition Agreement and a Consulting Agreement, and continued to provide consulting services to the Company until October 31, 2024. Mr. Mangless additionally sought the Company to reimburse him for his expenses in connection with his solicitation of proxies for the proxy contest he initiated in connection with the 2023 annual meeting. As of the date hereof, the Company has not reimbursed Mr. Mangless for such expenses.
On March 13, 2024, Mr. McFarlane met with Dr. Mickle via teleconference to discuss the consulting arrangement with the Company and the status of certain deliverables. Dr. Mickle expressed support for the Company’s strategic direction and management’s execution. Dr. Mickle also indicated he had no interest in serving as a director unless specifically asked to do so.
On March 22, 2024, Mr. McFarlane, Mr. Clifton, and Mr. Bode met via teleconference with Mr. Elko, Mr. Mangless and Ryan Ball, a stockholder of the Company, to discuss questions raised by Mr. Elko, Mr. Mangless, and Mr. Ball in relation to the Company’s compensation and corporate governance practices.
On April 8, 2024, following requests from Mr. Elko, Mr. Clifton sent an email to Mr. Elko, copying Mr. Mangless, Mr. Ball, Mr. McFarlane, Mr. Clifton, Mr. Bode, and Tamara A. Favorito, a current director, Board Chair, and chair of the audit committee, as well as a nominee recommended by the Board for re-election at the Annual Meeting.
On October 23, 2024, Mr. Mangless sent an email to Mr. Bode expressing satisfaction with the Board’s choice of Mr. McFarlane as the Company’s Chief Executive Officer. Mr. Mangless reiterated his previous suggestion that the Company strengthen its relationship with Dr. Mickle to enhance the LAT® (Ligand Activated Therapy) platform pipeline and shared suggestions for corporate governance, including declassifying the Board and increasing the diversity of the Board. Mr. Mangless also noted he was in favor of the Board nominating Dr. Mickle to replace Ms. Favorito at the Annual Meeting, should the Board not increase in size.
On or about October 26, 2024, Mr. Bode called Mr. Mangless to acknowledge Mr. Mangless’ October 23, 2024 email and note that the Company’s management and Board would require time to appropriately review Mr. Mangless’ email before formally responding. Mr. Mangless confirmed via telephone that he was fine with Mr. Bode’s proposed approach.
On December 30, 2024, Mr. Thompson sent an introductory email to Mr. Mangless responding to Mr. Mangless’ October 23, 2024 email to Mr. Bode. Mr. Thompson noted that the Nominating and Corporate Governance Committee actively manages Board composition through succession planning, that such committee evaluates the need for the expansion of the Board to align expertise with strategic objectives while maintaining strong governance, and that Ms. Favorito was elected as chair of the Board on the date of the 2023 annual meeting. Mr. Thompson further noted that the Nominating and Corporate Governance Committee was reviewing the Company’s classified board structure. Mr. Thompson discussed how MIPLYFFA’s approval reflects the Company’s collective organizational efforts as well as the evolution of the Company’s strategy beyond the LAT® platform to align with market opportunities and enhance stockholder value. Mr. Thompson reiterated that he welcomed continued discussion.
On February 7, 2025, Tom DeBoom of Simmons Perrine Moyer Bergman PLC, counsel to Mr. Mangless, sent an email to Mr. Thompson, copying Mr. Bode and Mr. Mangless, and attaching a letter to the Company, providing notice of Mr. Mangless’ intent to nominate Dr. Mickle and Arthur C. Regan, a stockholder of the Company and the founder of the proxy solicitation firm Mr. Mangless’ hired in connection with the 2023 annual meeting to stand for election to the Board at the Annual Meeting (the “Mangless Nomination”). A physical copy of the letter was subsequently delivered to the Company.

On February 18, 2025, Mr. Thompson sent an email to Mr. Mangless and Dr. Mickle, copying Mr. McFarlane, Mr. DeBoom, and Mr. Bode, suggesting the scheduling of a teleconference with Mr. Mangless and Dr. Mickle to discuss the Mangless Nomination. On February 19, 2025, Mr. DeBoom responded to Mr. Thompson’s email and indicated that Mr. Mangless and Dr. Mickle had requested that Mr. DeBoom initially meet with Mr. Thompson and Mr. McFarlane, without Mr. Mangless and Dr. Mickle present.
On February 25, 2025, Mr. Thompson emailed Mr. DeBoom in response to Mr. DeBoom’s February 18, 2025 correspondence and provided his availability for a teleconference among Mr. Thompson, Mr. DeBoom and a representative of the Company’s counsel, Latham & Watkins LLP. On February 25, 2025, Mr. DeBoom responded to Mr. Thompson via email and agreed to meet via teleconference on February 27, 2025, and Mr. Thompson responded to confirm the meeting.
On February 27, 2025, Mr. Thompson and a representative of Latham & Watkins LLP met with Mr. DeBoom via teleconference regarding, among other things, the Mangless Nomination.
On February 28, 2025, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, offering to arrange a videoconference with Mr. Mangless, Dr. Mickle, and Mr. McFarlane. Mr. DeBoom noted that Mr. Mangless and Dr. Mickle were comfortable either with or without any of Mr. Thompson, a representative of Latham & Watkins LLP, and Mr. DeBoom present on the call. Mr. Thompson responded that same day and the videoconference was scheduled for March 4, 2025.
On March 4, 2025, Mr. McFarlane, Mr. Thompson and a representative of Latham & Watkins LLP met with Mr. Mangless, Dr. Mickle and Mr. DeBoom via videoconference regarding, among other things, the Mangless Nomination.
On March 5, 2025, Dr. Mickle emailed Mr. Bode, informing him that he and Mr. Mangless would be forwarding a proposal that had been sent to the Company. Later that day, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, outlining that Mr. Mangless would be open to discussing a path forward whereby the Company would nominate Dr. Mickle and another qualified candidate selected by the Board to stand for election to the Board at the Annual Meeting, in place of the two incumbent directors whose terms were set to expire at the Annual Meeting, and Mr. Mangless would consider withdrawing the Mangless Nomination (the “Mangless Offer”).
On March 20, 2025, Mr. Thompson contacted Mr. DeBoom by telephone to coordinate a follow-up meeting. That same day, Mr. DeBoom emailed Mr. Thompson and a representative of Latham & Watkins LLP to schedule a teleconference. Mr. Thompson responded via email that same day and arranged for a March 21, 2025 teleconference meeting.
On March 21, 2025, Mr. McFarlane, Mr. Thompson, and a representative of Latham & Watkins LLP met with Mr. DeBoom, Mr. Mangless, and Dr. Mickle via teleconference to discuss the Board’s rejection of the Mangless Offer. Following the meeting, Mr. DeBoom contacted Mr. Thompson via telephone and proposed that in exchange for Mr. Mangless’ agreement to withdraw the Mangless Nomination, the Board would nominate and support Dr. Mickle as well as one additional qualified candidate selected by the Board, in each case to stand for election to the Board at the Annual Meeting. Mr. DeBoom expressed that Mr. Mangless would support the Board’s qualified nominee, including either of Ms. Favorito or Wendy Dixon, PhD (the two incumbent directors whose terms were set to expire at the Annual Meeting and who are nominated by the Board for re-election at the Annual Meeting), provided that the Board also supports Dr. Mickle (the “Updated Mangless Offer”).
On March 21, 2025, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, to reiterate the Updated Mangless Offer.
On March 24, 2025, Mr. Thompson sent an email to Mr. DeBoom, copying a representative of Latham & Watkins LLP, providing Mr. Mangless with the required notification of the Company’s nominees for election at the Annual Meeting, Ms. Favorito and Dr. Dixon, pursuant to Rule 14a-19(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
On March 31, 2025, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the 2025 Annual Meeting.
On April 10, 2025, the Proponent filed a preliminary proxy statement with the SEC in connection with the Annual Meeting followed by a press release to the stockholders of the Company.
On April 16, 2025, the Proponent filed an amended and restated preliminary proxy statement with the SEC in connection with the Annual Meeting.
On April 21, 2025, the Company filed a definitive proxy statement with the SEC in connection with the 2025 Annual Meeting.

On April 24, 2025, the Proponent filed an amended and restated preliminary proxy statement with the SEC in connection with the Annual Meeting.
On April 29, 2025, the Proponent filed a definitive proxy statement with the SEC in connection with the Annual Meeting.

REASONS FOR OUR SOLICITATION
We believe Zevra is dramatically undervalued and our goal is to help the Company reach its full potential. Zevra has a troubling history of underperformance and poor corporate governance practices and the stockholders have long suffered under the leadership of the current Board of Directors.
While the election at Zevra’s 2023 Annual Meeting of Stockholders brought about important change, including new leadership with extensive commercial experience, Mr. Mangless believes that other important governance issues remain unresolved, to the detriment of all Zevra stockholders. Namely, Mr. Mangless believes these unresolved issues include the Company’s governance practices of having a classified board and the use of a plurality voting standard for the election of directors in uncontested elections, and the Company’s executive compensation practices.
We need to continue the change that the Proponent started in 2023 with the election of his prior nominees, which the Company has acknowledged has benefited shareholders, by electing Mr. Mickle and Mr. Regan.
Poor Governance Practices and Executive Compensation Practices Need to Change
Mr. Mangless believes declassification would provide stockholders the ability to evaluate each director annually, which is viewed by many institutional stockholders as increasing the accountability of directors to such stockholders. With regard to using a majority vote standard for the election of directors in uncontested elections, Mr. Mangless believes this would give stockholders a greater voice because it eliminates the ability of a small minority of stockholders, or even as few as one stockholder, to elect directors.
As noted above, the other issue of concern to Mr. Mangless is the Company’s executive compensation, which he believes is excessive. In fact, stockholders seem to support this belief as they voted against the Company’s request to expand the available stock option pool after the Board had exhausted the existing pool. Unfortunately, to continue to provide themselves additional equity, management and the Board were able to circumvent the stockholder vote against the proposal by, among other things, greatly increasing the number of shares outstanding through a highly dilutive stock offering.
Mr. Mangless believes these poor governance practices have resulted in the stock languishing despite the approval and successful initial launch of MIPLYFFA™ and subsequent sale of the PRV. My goal as a long-term stockholder of Zevra is for an independent Board to act in the best interests of all stockholders and follow best practices in corporate governance and executive compensation. While Mr. Mangless’ Nominees favor good corporate governance practices, they have not agreed to vote or act on the above corporate governance practices in any particular manner, as they take their fiduciary duties seriously and will only take action after being fully informed and determining what is in the best interests of the Company and its stockholders.
Board Needs Further Refreshing
Three of the seven current directors were nominated by the Proponent, and they have been instrumental in restoring credibility and strategic focus to the Company.
In stark contrast, Mrs. Tamara Favorito represents the last vestige of the legacy members of the Board—one that was overwhelmingly replaced due to its failures. Her continued presence is a glaring reminder of the decisions that nearly derailed the Company, prompting the refresh of the Board that has occurred to date.
As Chair of both the Board and the Audit Committee, Mrs. Favorito presided over the disastrous acquisition of Acer Therapeutics—an ill-conceived transaction that culminated in a failed product launch, staggering dilution of shareholder value, and the assumption of crippling debt. That debt soon required refinancing, further compounding dilution, and triggering a legal action from Commave, a former commercial partner, against the Company. These are not minor missteps—they are cascading failures in governance and fiduciary oversight, resulting in a 40% decline in share price within months of the Acer acquisition, a dilution event that nearly doubled the outstanding share count, and a subsequent lawsuit from Commave that publicly underscored the consequences of these Board-level decisions.
Dr. Wendy Dixon, meanwhile, was not elected by the shareholders in a general vote. She was appointed following the initial proxy contest in which the Proponent’s prior nominees won election, and her appointment came only after Dr. Travis Mickle stepped down. This was not an endorsement by the shareholder base—it was a strategic move by a Board attempting to maintain internal control.
No Control or Undue Influence Over the Board
The Company has intimated that the election of Messrs. Mickle and Regan will give Mr. Mangless control over the Company’s Board of Directors, or at least undue influence over the Board. This is simply not true.

Mr. Mangless believes that no single individual—whether a proponent, nominee, Board member, or member of management—should unilaterally dictate the strategic direction of the Company. Responsible governance requires that all directors, in collaboration with management, exercise independent judgment and fulfill their fiduciary obligations with diligence, transparency, and a commitment to shareholder value. And Mr. Mangless has not sought to control or unduly influence any of his nominees, current or former.
If elected, Messrs. Mickle and Regan will act in their individual capacity as fiduciaries to determine what actions they believe are in the best interests of the Company and its shareholders. As should all of the other directors.
Unfortunately, it is evident that several members of the current Board—both legacy holdovers and newly appointed Company nominees—have failed to uphold those duties. These directors have either directly supported or passively enabled a series of reckless decisions that have eroded value, compromised the Company’s credibility, and undermined investor trust. Chief among these failures was the grossly dilutive and strategically flawed acquisition of Acer Therapeutics, followed by the botched launch of Olpruva™. These miscalculations were exacerbated by mismanaged debt refinancing, additional dilution, and the emergence of litigation from Commave. Together, these events represent a pattern—not a coincidence—of misgovernance.
The Company’s current nominees have not demonstrated the independence, foresight, or accountability necessary to justify their continued oversight of the Company. The role of the Board is not to protect past decisions or insulate underperforming directors. It is to challenge management, safeguard strategy, and take actions that are in the best interests of shareholders.
Claims of Value Destruction are Inaccurate
Claims that Messrs. Mickle and Regan destroy stockholder value are not accurate. At the simplest level, to say that a single individual on a board of directors, or a single officer of a company, is the one responsible for the poor performance of a company is a misstatement. If such a position is true, it means that each member of the Company’s Board of Directors is individually responsible for the Company’s stock declining 25% since the end of last year.
On a more nuanced level, the Company’s assertions also do not hold up to scrutiny. For example, the Company’s assertion that Dr. Mickle “destroyed stockholder value” is a gross oversimplification of a far more complex set of circumstances—and a deeply misleading characterization of a tenure defined by resilience, execution, and transformation.
Yes, the Company’s stock declined during portions of Dr. Mickle’s tenure. But that decline must be understood in context. Dr. Mickle founded KemPharm and, like shareholders, bore the full economic consequences of that downturn—arguably more so, given his personal financial exposure and unwavering commitment to the Company. The challenges were not the result of mismanagement, but of an extraordinary shift in the regulatory, public health, and commercial landscape. KemPharm went public as an abuse-deterrent opioid prodrug company, only to face a seismic industry-wide backlash against opioids shortly thereafter—driven by evolving FDA standards, litigation, public health scrutiny, and political pressure. The Company’s lead asset received a Complete Response Letter (CRL), and the Company was burdened with debt incurred in preparation for a product launch that was no longer commercially viable under those new realities.
Despite those overwhelming headwinds, Dr. Mickle did not walk away. He led the Company through an intense period of restructuring, secured approval for Azstarys®, and successfully negotiated a commercial partnership to extract value from the CNS pipeline. Most critically, he led a highly dilutive but necessary recapitalization that saved KemPharm from bankruptcy and gave it the ability to execute a strategic pivot into rare diseases.
That pivot included the acquisition of arimoclomol—a transaction conceived, negotiated, and executed under Dr. Mickle’s leadership. The arimoclomol program ultimately resulted in the FDA’s approval of MIPLYFFA™ in 2024, the Company’s most valuable achievement to date.
Reducing this history to a stock price percentage is not only intellectually dishonest—it deliberately ignores the realities of market timing, sector-wide upheaval, and the leadership required to preserve the Company through crisis. It was that leadership—Dr. Mickle’s leadership—that positioned the Company for long-term value creation.
Time for Change is Now
Fortunately, this year you have the power to effect change at Zevra by voting for directors of the Company other than the members of the current Board of Directors.  Specifically, we offer you a choice—an ability to vote for two exceptionally qualified director nominees who have the skills and commitment to help maximize stockholder value and realize Zevra’s true potential.

This campaign is the result of careful consideration of the factors hampering Zevra’s potential under its current Board of Directors and lack of governance and the belief that adding the Nominees to the Board of Directors would bring sorely needed governance and be an effective contribution towards enhancing key strategic, operating and financial capabilities that would in turn improve stakeholder value.
The Nominees recognize fully that as members of the Board they will owe fiduciary duties to all Zevra’s stockholders and are committed to maximizing value for all Zevra stockholders.
The Proponent reserves the right to nominate additional nominees for any reason, including if the Company, by the appropriate corporate action, has increased or increases the number of directors to be elected at the Annual Meeting or the composition of the Board has changed prior to the Annual Meeting. Shares represented by proxies given to the Proponent may be voted for any substitute or additional nominees. To the extent it is not prohibited under the Bylaws and applicable law, the Proponent reserves the right to nominate substitute nominees if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Nominees. Additionally, if any Nominee (or substitute nominee) is unable or unwilling to stand for election for any reason at the Annual Meeting, the Proponent intends to nominate a person in the place of such Nominee (or substitute therefor). The Proponent’s reservation of the foregoing rights, and any of the foregoing actions that may be taken by the Proponent, are without prejudice to, and will not limit, the Proponent’s rights to challenge any such actions on the part of the Company.
THE PROPONENT STRONGLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

PROPOSAL 1
ELECTION OF DIRECTORS
The following information sets forth the name, age, business address, present principal occupation, employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees. Each of the Nominees has consented to being named as a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board of Directors if elected.
The Company’s Board of Directors currently consists of eight directors and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The current class structure is as follows: Class I, whose term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 annual meeting of stockholders; Class II, whose current term will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2027 annual meeting of stockholders. The current Class I directors are Wendy Dixon, PhD and Tamara A. Favorito; the current Class II directors are John B. Bode, Douglas W. Calder, and Corey Watton; and the current Class III directors are Thomas D. Anderson, Neil F. McFarlane and Alvin Shih, M.D.
Mr. Mangless is seeking your proxy to vote for the election to the Board of Directors of two highly qualified nominees - Travis C. Mickle, PhD and Arthur C. Regan. If elected as a director of the Company, Mr. Regan would be, an “independent director” within the meaning of (i) applicable Nasdaq listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. If elected as a director of the of the Company, Dr. Mickle would not qualify as an “independent director” within the above meaning by virtue of his having been an employee of the Company within the last three years.
The Proponent is not seeking to acquire control of the Company. However, if elected, the Nominees, together with the Proponent’s three nominees who were elected at the 2023 annual meeting, will constitute a majority on the Board and will potentially be able to implement any actions that they may believe are necessary to unlock stockholder value. That said none of the Nominees nor any of the prior three nominees is a party to any agreement, arrangement or understanding with, and none has given any commitment or assurance to each other or any other person as to how she or he, will act or vote on any issue or question. Each such person will fulfill its fiduciary duty in determining how to vote on any issue that comes before the Board of Directors.
The Proponent’s sole interest is in electing a board with the qualifications and ability to facilitate necessary and meaningful changes in order to maximize long-term value for the Company’s stockholders.
Biographical Information Regarding the Nominees
The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the Nominees.
Travis C. Mickle, PhD, 52, currently serves as a Senior Advisor and Consultant, providing strategic guidance on FDA interactions, regulatory filings, drug development, and business transactions for pharmaceutical and biotechnology companies. Since 2022, he has consulted for organizations including Zevra, Corium, and Sydnexis, advising on regulatory approvals, investment strategies, and corporate structuring. Previously, Dr. Mickle served as President and Chief Executive Officer of Zevra from 2010 until 2023, where he led the company’s transition from a development-stage to a commercial-stage entity, securing multiple business partnerships and raising over $500 million in equity and debt financing. Dr. Mickle resigned as Chief Executive Officer of the Company effective January 6, 2023, and as President of the Company effective April 25, 2023. He also served as a director of the Company from its inception until the Company’s 2023 annual meeting of the stockholders. After his resignation as President of Zevra in April 2023, Dr. Mickle served as a consultant for Zevra with respect to the development and approval of arimoclomol and other matters as requested until October 31, 2024. The Company paid Dr. Mickle approximately $320,000 in 2023 and approximately $400,000 in 2024 for his consulting services. For information on compensation paid to Dr. Mickle as an officer of the Company, please see the section of the Company’s proxy statement labelled “Executive Compensation – Details of Our Compensation Program – Pay Versus Performance Table,” which is incorporated herein by reference.
Mr. Travis C. Mickle, PhD, has over 25 years of pharmaceutical industry experience, including founding the Company, serving as President and Chief Executive Officer of Zevra from 2010 to 2023, and leading the development of multiple approved products. Earlier in his career, he was Lead Scientist at New River Pharmaceuticals, where he discovered and developed VYVANSE®, a multi-billion-dollar ADHD treatment. Dr. Mickle holds a PhD in Bio-Organic Chemistry from the University of Iowa and is named as an inventor on over 250 U.S. patents. His expertise spans drug discovery, regulatory strategy, corporate finance, and pharmaceutical commercialization.
Dr. Mickle does not currently hold any position or office with the Company or any corporation or organization that is a parent, subsidiary, or affiliate of the Company.
In concluding that Dr. Mickle should serve as a director of the Company, the Proponent considered his extensive experience within the pharmaceutical industry as well as his familiarity with the Company. Dr. Mickle’s past leadership of the Company and his experience with other pharmaceutical companies provide him with the qualifications and skills to serve as a director of the Company. For these reasons, the Proponent believes that Dr. Mickle should serve as a director of the Company.
Arthur C. Regan, 62, serves as President & CEO of Regan & Associates, Inc. a New York, New York based proxy solicitation/shareholder services firm founded by him in 1991. From 1988 to 1991, Mr. Regan was the President of David Francis & Co., Inc., a proxy solicitation firm. From 1984 to 1988, Mr. Regan served as Vice President at Morrow & Co, Inc., a proxy solicitation firm. From 1997 to 2000 he served as an outside director and Corporate Secretary for US Wats, Inc., a Bala Cynwyd, PA based publicly held telecommunications firm until that firm was merged out of existence. Mr. Regan has also served as a Trustee of the Madison Strategic Sector Premium Fund from 2017 until it merged in 2018 into the Madison Covered Call & Equity Strategy Fund. Mr. Regan has had numerous articles published on shareholder related matters and has been a guest lecturer or speaker at NYU’s Graduate School of Business & Siena College. Mr. Regan received a Bachelor of Science from New York University in 1984.
Mr. Regan has not held any position or office with the Company and, to his knowledge, none of the positions he has held or is currently holding are or were with a corporation or organization that is a parent, subsidiary, or affiliate of the Company.
In concluding that Mr. Regan should serve as a director of the Company, the Proponent considered his various management roles. Mr. Regan has the organizational and leadership skills that would be useful to the Company. For these reasons, the Proponent believes Mr. Regan should serve as a director of the Company.
Except as disclosed in this Proxy Statement with regards to the Proponent, as of the date of this Proxy Statement, the Nominees do not directly or indirectly own, beneficially or of record, any securities of the Company and have not entered into any transactions in securities in the Company during the past two years.
Other than as stated in this Proxy Statement, there are no arrangements or understandings between the Proponent and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.
If elected, each Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time.
The Proponent does not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card marked to vote “FOR” the Nominees, or if the card is signed and returned but no direction is indicated, will be voted for substitute nominee(s), to the extent this is not prohibited under the Amended and Restated Bylaws of the Company (the “Bylaws”) and applicable law. In addition, the Proponent reserves the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed BLUE universal proxy card marked to vote “FOR” the Nominees, or if the card is signed and returned no direction is indicated, will be voted for such substitute nominee(s).
Approval of Proposal 1 for the Election of Directors. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Abstentions are not applicable; and broker non-votes will not have any effect on the outcome of the Proposal 1 for the election of directors.
THE PROPONENT URGES YOU TO VOTE “FOR” THE ELECTION OF MESSRS. TRAVIS C. MICKLE, PHD AND ARTHUR C. REGAN ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As discussed in further detail in the Company’s proxy statement, the Audit Committee has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 and has further directed that the Board submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EY has served as the Company’s independent registered public accounting firm since June 14, 2022.
As discussed in the Company’s proxy statement, neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of EY as the Company’s independent registered public accounting firm. However, the audit committee is submitting the appointment of EY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of EY. Abstentions will be considered votes against Proposal 2. Broker non-votes will not have any effect on the outcome of Proposal 2.
THE PROPONENT MAKES NO RECOMMENDATION WITH RESPECT TO RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025, AND INTENDS TO VOTE HIS SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES
How do I vote by proxy?
The procedures for voting are fairly simple depending on how you hold your shares:
(a) Stockholder of Record: Shares Registered in Your Name (Stockholder of Record)
If you are a stockholder of record, you may vote virtually on the Internet at the Annual Meeting, vote by proxy through the Internet or vote by proxy using the enclosed BLUE proxy card. Whether or not you plan to attend the meeting, please vote by proxy to ensure your vote is counted. You may still attend the meeting and vote virtually at the Annual Meeting even if you have already voted by proxy.
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To vote virtually on the Internet at the Annual Meeting, register for the Annual Meeting by registering in advance to attend and vote at the Annual Meeting by going to http://www.cesonlineservices.com/zvra25_vm prior to the deadline of May 28, 2025 at 9:00 AM Eastern Time and following the instructions described below.

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To vote using the proxy card, simply complete, sign and date the enclosed BLUE universal proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Votes submitted over the Internet must be received by 11:59 PM Eastern Time on May 28, 2025. Submitting your proxy over the Internet will not affect your right to vote in person during the Annual Meeting should you decide to attend the Annual Meeting in person. If you have already had your vote recorded by the Company by Internet, you have every right to change your decision and revoke your previously cast vote by signing, dating, and returning the enclosed BLUE proxy card or BLUE voting instruction form. Only your latest dated BLUE proxy card will be effective for the Annual Meeting.
(b) Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Zevra. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote virtually on the Internet at the Annual Meeting by registering in advance to attend and vote at the Annual Meeting by going to http://www.cesonlineservices.com/zvra25_vm prior to the deadline of May 28, 2025 at 11:59 PM Eastern Time, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
The Internet voting procedures use a control number that appears on your BLUE universal proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by Internet, you do not need to return the BLUE universal proxy card.
Who is soliciting the proxies?
Mr. Daniel J. Mangless is soliciting the proxies for the Annual Meeting.
Who is paying for this proxy solicitation?
Other than as provided below, the Proponent will pay for the entire cost of soliciting proxies. The Proponent may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
In addition, Nominee Arthur C. Regan has retained Regan & Associates, Inc., a proxy solicitation firm where he currently serves as President & CEO, to solicit proxies for the Proponent’s Nominees at a fee not to exceed $40,000 plus certain expenses which are expected to be less than $10,000 if the solicitation effort is successful. Mr. Regan alone is responsible for this retainer and any expenses associated with the same. If the solicitation effort is successful, Mr. Regan intends to seek reimbursement of the fees and expenses of incurred in connection with the solicitation.
What if I plan to attend the Annual Meeting, should I still submit a BLUE universal proxy card?
Yes. Whether or not you plan to attend the Annual Meeting, please submit a BLUE universal proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

How do I attend the Annual Meeting?
In order to attend the Annual Meeting, you must register in advance by going to http://www.cesonlineservices.com/zvra25_vm prior to the deadline of May 28, 2025 at 11:59 PM Eastern Time.
Registering to Attend the Annual Meeting-Stockholders of Record.
According to the Company’s proxy statement, if you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting prior to the deadline of May 28, 2025 at 11:59 PM Eastern Time by going to http://www.cesonlineservices.com/zvra25_vm and entering the 11-digit control number provided on the Company’s WHITE proxy card.
According to the Company’s proxy statement, if you do not have the Company’s WHITE proxy card, you may still register to attend the Annual Meeting by going to http://www.cesonlineservices.com/zvra25_vm, but you will need to provide proof of ownership of shares of Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of the Company’s WHITE proxy card received from the Company or the BLUE universal proxy card received from the Proponent, or a statement showing your ownership as of the Record Date.
If I want to vote for one or more of the Proponent’s Nominees, can I use the Company’s WHITE universal proxy card?
Yes, if you would like to elect one or more of the Proponent’s Nominees, you can use either the Company’s WHITE universal proxy card or the Proponent’s BLUE universal proxy card. We strongly recommend that you use the BLUE universal proxy card to do so.
A vote to withhold with respect to either of the Proponent’s Nominees on the WHITE proxy card will revoke any BLUE proxy card or voting instruction form you may have previously submitted. This means that, if you have submitted a validly executed proxy on the Proponent’s BLUE proxy card voting “FOR” the Proponent’s Nominees but later submit a validly executed proxy on the Company’s WHITE proxy card withholding your votes from the Company’s nominees, your prior vote in favor of the Proponent’s Nominees will not be counted. If you have previously submitted a WHITE proxy card sent to you by the Company, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Proponent’s Nominees and on the other matter to be voted on at the Annual Meeting by using the enclosed BLUE proxy card and returning it in the postage-paid return envelope or by voting via the Internet by following the instructions on your BLUE proxy card or voting instruction form.
Registering to Attend the Annual Meeting-Beneficial Owners.
According to the Company’s proxy statement, if you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank, or other nominee) as of the Record Date, you may register to attend the Annual Meeting prior to the deadline of May 28, 2025 at 11:59 PM Eastern Time by going to http://www.cesonlineservices.com/zvra25_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement, or a letter or legal proxy from such broker, bank or other nominee.
After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.
Although the meeting webcast will begin on May 29, 2025, at 9:00 AM Eastern Time, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at 8:30 AM Eastern Time on the day of the meeting. All stockholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chairperson of the Annual Meeting from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed in the chairperson’s discretion.
Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE universal proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE universal proxy card. If you have any difficulty following the registration process, please email main@reganproxy.com.

Can I change my vote after submitting my proxy?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again over the Internet as more fully detailed in your Notice or proxy card, or by delivering written instructions to the Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747 before the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting. If your shares are held in an account at a bank, brokerage firm or other agent, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other agent, or, if you have obtained a valid proxy from your bank, brokerage firm or other agent giving you the right to vote your shares, by attending or refraining from attending the Annual Meeting and voting in person. If you have already voted with the Company’s WHITE proxy card and wish to rescind the instructions, you can submit a BLUE universal proxy card when available. In the interim, you can request a legal proxy from your broker to rescind the initially submitted proxy card. For assistance with a request for a legal proxy or a BLUE proxy card, please contact main@reganproxy.com.
What happens if I return a BLUE proxy card but give voting instructions for fewer than two candidates?
An undervote is an instance in which a stockholder returns a proxy card in a director election contest but does not exercise a vote with respect to all the seats up for election at the Annual Meeting. To the extent an undervote (i.e., voting “FOR” with respect to fewer than the two nominees on Proposal 1) occurs on a record holder’s BLUE universal proxy card, your shares will only be voted “FOR” the nominee you marked.
What happens if I return a BLUE proxy card but give voting instructions for more than two candidates?
An overvote is an instance in which a stockholder returns a proxy card in a director election contest but exercises a vote “FOR” more than the available seats up for election at the Annual Meeting. To the extent an overvote (i.e., voting “FOR” with respect to more than the two nominees on Proposal 1) occurs on a record holder’s BLUE universal proxy card your votes on the election of directors will be invalid and will not be counted.
If you are a beneficial holder and you vote “FOR” more than two nominees on your BLUE universal proxy card (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.
What is the required quorum?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting virtually or represented by proxy. Abstentions, withhold votes, and broker non-votes will be counted towards the quorum requirement.
Who can vote at the Annual Meeting?
According to the Company’s proxy statement, only stockholders of record at the close of business on the Record Date or holders of a valid proxy will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below or return the enclosed BLUE universal proxy card we may mail to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee
If at the close of business on the Record Date, your shares were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering to attend in accordance with the instructions provided below. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from your broker, bank, or other nominee.

What happens if I do not vote or if I return my proxy card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date and do not vote prior to the Annual Meeting via telephone, over the Internet, by completing and returning your BLUE proxy card, or during the Annual Meeting online, your shares will not be voted.
If you return a signed and dated BLUE proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
•	“FOR” the election of the two Nominees for director; and
•	“FOR” the ratification of the appointment by the Audit Committee of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
If any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will vote in accordance with their judgment on such matters.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is considered a “routine” matter. Brokers, banks, and other agents generally can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
Proposal 1 is considered to be “non-routine,” meaning that your broker, bank or other agent may not vote your shares on this proposal in the absence of your voting instructions. These unvoted shares are counted as “broker non-votes.”
Typically, Proposal 2 is considered to be a “routine” matter. Accordingly, typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent generally has discretionary authority to vote your shares on this proposal. However, because the Proponent intends to provide a BLUE proxy card and voting instruction form to certain stockholders, Proposal 2 included in this proxy statement will be a “non-routine” matter, and brokers will not have discretionary voting authority to vote on Proposal 2 at the Annual Meeting.
What are “broker non-votes”?
If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting. A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.
What vote is required for approval of the proposals at the Annual Meeting?
Proposal 1: Election of Directors – According to the Company’s proxy statement, directors shall be elected by a plurality of the votes of the holders of the shares present and entitled to vote on the proposal. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. The two nominees receiving the most “FOR” votes will be elected as Class I directors. Votes withheld will not be counted as votes cast and will have no effect. Abstentions are not applicable; and broker non-votes will not have any effect on the outcome of Proposal 1.
Proposal 2: Ratification of the Appointment of EY – According to the Company’s proxy statement, matters (other than the election of directors) require the affirmative vote of the majority of shares present in person and entitled to vote on the matter. Votes “FOR” from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter will ratify

Proposal 2. Abstentions will be considered votes against Proposal 2. Broker non-votes will not have any effect on the outcome of Proposal 2.
How are votes counted?
According to the Company’s proxy statement, votes will be counted by the inspector of election appointed for the Annual Meeting.
When are stockholder proposals and director nominations due for next year’s annual meeting?
According to the Company’s proxy statement, stockholders who intend to have a proposal considered for inclusion in next year’s proxy materials for presentation at the Company’s 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing by December 22, 2025, to the Company’s Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747. If you wish to submit a proposal (including a director nomination) for presentation at the Annual Meeting that is not to be included in next year’s proxy materials, you must do so by February 28, 2026, but no earlier than January 29, 2026; provided, however that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after May 29, 2026, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or if later, (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition to satisfying the requirements under the Company’s Bylaws, to comply with Rule 14a-19 under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 annual meeting of stockholders must provide written notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.
The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the annual meeting of the Company is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Participants that such procedures are legal, valid or binding.
IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR BLUE UNIVERSAL PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.
If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted “FOR” the election of the Nominees and “FOR” the Company’s proposal to ratify Ernst & Young as the Company’s independent registered public accounting firm and you will be deemed to have given a direction to vote the shares represented by the BLUE universal proxy card “FOR” the Nominees and “FOR” the ratification of Ernst & Young as the Company’s independent registered public accounting firm.
BY EXECUTING THE BLUE UNIVERSAL PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

SOLICITATION; EXPENSES
The solicitation of proxies pursuant to this Proxy Statement is being made by the Proponent. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.
Costs of this solicitation of proxies are currently estimated to be approximately $250,000 (including, but not limited to, fees for attorneys and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation.
The Proponent intends to seek reimbursement from the Company of all expenses it or any other Participant incurs in connection with this solicitation. In addition, the Proponent intends to seek reimbursement from the Company of all expenses it incurred in connection with the 2023 solicitation, which expenses totaled approximately $250,000. The Proponent does not intend to submit the question of such reimbursements to a vote of security holders of the Company.
Nominee Arthur C. Regan has retained Regan & Associates, Inc., a proxy solicitation firm where he currently serves as President & CEO, to solicit proxies for the Proponent’s Nominees at a fee not to exceed $40,000, plus certain expenses. These expenses are estimated to be less than $10,000, and include items like the following: (i) U.S. postage, FedEx and messengers or couriers that may be utilized to deliver BLUE proxy material to stockholders, (ii) phone-related expenses for outbound and inbound calls related to the solicitation effort, (iii) the use of a third-party media firm to disseminate press releases, and (iv) travel expenses related to the solicitation, if any. Mr. Regan alone is responsible for this retainer and any expenses associated with the same. If the solicitation effort is successful, Mr. Regan intends to seek reimbursement of the fees and expenses of Regan & Associates, Inc.
In connection with the Proponent’s 2023 successful solicitation, Regan & Associates, Inc. provided proxy solicitation services where the firm earned approximately $42,000 in fees and expenses similar to the expenses described above. If elected, Mr. Regan intends to seek reimbursement of the fees and expenses from the successful 2023 solicitation, and Mr. Regan does not intend to submit the question of such reimbursements to a vote of security holders of the Company.
If elected, the Nominees, together with the Proponent’s three nominees who were elected at the 2023 annual meeting, will constitute a majority of the Board and would have the ability to approve the reimbursements, if each determined, in exercising their fiduciary duty, that this was in the best interests of the Company and its stockholders. None of these persons has any kind of arrangement or agreement to vote in favor of the reimbursements, or with the Proponent to seek any such arrangement or agreement from them.
ADDITIONAL PARTICIPANT INFORMATION
The Participants in the solicitation are Mr. Daniel J. Mangless as the Proponent, and Mr. Travis C. Mickle, PhD, and Mr. Arthur C. Regan as the Nominees. The name and address of the Proponent, as it appears on the Company’s books, is Daniel J. Mangless, 2146 Swanstone Circle, De Pere, Wisconsin 54115. The principal occupation or employment of Mr. Mangless is President of Ivan Gandrud Chevrolet, Inc. The principal business address of Mr. Mangless is 919 Auto Plaza Dr., Green Bay, WI 54302. The business address of each of the Nominees is as set forth elsewhere in this Proxy Statement.
As of the date hereof, the Proponent beneficially owns an aggregate of 100 shares of Common Stock in record name and 1,521,095 shares of Common Stock in street name, representing approximately 2.8% of the shares of Common Stock, as reported to be outstanding by the Company as of March 7, 2025. For information regarding purchases and sales of securities of the Company by the Participants, please see Appendix A attached hereto. Except as disclosed on Appendix A, no Nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be brought before the Annual Meeting pursuant to this Proxy Statement.
The Nominees have agreed to be nominated by the Proponent at the Annual Meeting.
The Proponent hereby represents that he is a holder of record or beneficial owner of shares of the Company entitled to vote at the Annual Meeting, and intends to be present, in person, virtually or by proxy, at the Annual Meeting to nominate the Nominees for election at the Annual Meeting in accordance with the Bylaws.
Other than as stated in this Proxy Statement, (i) there are no arrangements or understandings between the Proponent and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made; (ii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (iii) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years
The Participants hereby represent that we intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect the Nominees as necessary and holders of at least 67% of the holders of the Company’s voting power in order to comply with Rule 14a-19(a)(3) under the Exchange Act.
OTHER MATTERS AND ADDITIONAL INFORMATION
The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Participants.
The Participants are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Proponent is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

FORWARD LOOKING STATEMENTS
This Proxy Statement may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
CERTAIN ADDITIONAL INFORMATION
Rule 14a-5(c) of the Exchange Act permits us to communicate certain information that we are required to provide in this Proxy Statement by referring to such information in the Company’s proxy statement, eliminating the need for us to provide this information directly in this Proxy Statement.  Specifically, we are relying on disclosure in the Company’s proxy statement to communicate the following information related to the Company and its affiliates, associates, executive officers, nominees and directors, as applicable and required by the proxy rules: (1) a brief description of any material legal proceedings in which a director or executive officer or any associate of these parties is adverse to the Company or its subsidiaries or has a material interest adverse to the company or its subsidiaries, in accordance with Item 103 (Instruction 4) of Regulation S-K; (2) the information for all directors, director nominees and persons chosen to be directors required by Item 401 and 403 of Regulation S-K; (3) a description of any transaction that occurred since the beginning of the Company’s last fiscal year, or is currently proposed, that the Company is party to which involves a related person and exceeds $120,000, in accordance with Item 404(a) of Regulation S-K; (4) the identification of any Section 16 insider who failed to file a timely report under Section 16 in the last fiscal year, along with any required information, in accordance with Item 405 of Regulation S-K; (5) the information regarding the audit committee and audit committee matters required by Item 407(d)(4), (d)(5) and (h) of Regulation S-K under the Exchange Act; (6) information regarding the compensation of directors and executive officers, in accordance with Item 402 of Regulation S-K; (7) the information regarding the compensation committee and compensation committee matters required by Item 407(e)(4) and (e)(5) of Regulation S-K; (8) the information regarding independent public accountants required by Item 9 of Schedule 14A; (9) the information regarding delivery of documents to security holders sharing an address required by Item 23 of Schedule 14A; (10) the information regarding shareholder approval of executive compensation required by Item 24 of Schedule 14A; and (11) the information required by Item 25 of Schedule 14A.
STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY

STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.
The information concerning the Company contained in this Proxy Statement (including Appendix A attached hereto) has been taken from, or is based upon, publicly available information. The SEC maintains a website that contains periodic and current reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, which are made available, free of charge, at www.sec.gov.
Your vote is important. No matter how many shares of Common Stock you own, please vote to elect the Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

Sincerely,
/s/ Daniel J. Mangless
Daniel J. Mangless

Dated: April 29, 2025

APPENDIX A
COMMON STOCK TRANSACTIONS IN ZEVRA THERAPEUTICS, INC.
The following table sets forth information with respect to all purchases and sales of Common Stock by the Proponent during the past two years.
DATE	ACTION	AMOUNT	PRICE
12/30/2024	Buy	10,000	$8.19
6/21/2024	Buy	1,000	$4.30
4/10/2024	Buy	95	$4.65
4/9/2024	Buy	5,000	$4.72

The following table sets forth information with respect to the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by the Nominees and the date or dates on which such shares were acquired.

Name of Nominee	Class and number of shares of capital stock	Dates on which shares were acquired
Travis C. Mickle, PhD	918,069 shares of Common Stock	Number of shares of Common Stock	Date Acquired
		168,906	Pre-IPO
		2,750	8/30/21
		2,250	11/18/21
		2,000	5/25/22
		3,937	5/31/22
		2,937	11/30/22
		26,250	8/21/24
		550,849	9/27/24
		13,947	10/17/24
		40,371	10/21/24
		29,000	10/28/24
		49,872	11/26/24
		25,000	12/19/24
Arthur C. Regan	2,000 shares of Common Stock	Number of shares of Common Stock	Date Acquired
		500	5/9/2023
		500	10/19/2023
		1,000	11/10/2023

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Proponent your proxy FOR the election of the Nominees and in accordance with the Proponent’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:
•	SIGNING the enclosed BLUE universal proxy card;
•	DATING the enclosed BLUE universal proxy card; and
•	MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
You may vote your shares at the Annual Meeting, however, even if you plan to attend the Annual Meeting, the Proponent recommends that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.
If you have any questions, require assistance in voting your BLUE universal proxy card, or need additional copies of the Proponent proxy materials, please contact Regan & Associates, Inc. at the email address listed below.
Regan & Associates, Inc.
505 Eighth Avenue
Suite 800
New York, NY 10018
(800) 737-3426
main@reganproxy.com

ZEVRA THERAPEUTICS, INC.
2025 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF DANIEL J. MANGLESS IN HIS PROXY SOLICITATION
THE BOARD OF DIRECTORS OF ZEVRA THERAPEUTICS, INC.
IS NOT SOLICITING THIS PROXY
P R O X Y
The undersigned appoints Daniel J. Mangless (the “Proponent”) as his, her or its attorney and agent with full power of substitution to vote all shares of common stock of Zevra Therapeutics, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held on May 29, 2025, at 9:00 a.m. Eastern Daylight Time, at http://www.cesonlineservices.com/zvra25_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Proponent a reasonable time before this solicitation.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” MESSRS. TRAVIS C. MICKLE, PHD AND ARTHUR C. REGAN AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Proponent’s solicitation of proxies for the Annual Meeting. Instructions on how to vote our BLUE proxy card/form can be obtained from our proxy solicitor, Regan & Associates, Inc. at either (212) 587-3005 or (800) 737-3426.
IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
VOTING INSTRUCTIONS
•	Via Mail:
Regan & Associates, Inc.
505 Eighth Avenue
Suite 800
New York, NY 10018
(800) 737-3426
main@reganproxy.com

BLUE UNIVERSAL PROXY CARD
☒ Please mark vote as in this example
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” MESSRS. TRAVIS C. MICKLE, PHD AND ARTHUR C. REGAN AND “FOR” PROPOSAL 2. THE PROPONENT STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” MESSRS. TRAVIS C. MICKLE, PHD AND ARTHUR C. REGAN IN PROPOSAL 1 AND MAKES NO RECOMMENDATION WITH RESPECT TO BUT INTENDS TO VOTE “FOR” PROPOSAL 2.
1.
Proposal to Elect Directors. Vote “FOR” only up to two nominees in total. You may vote “FOR” less than two nominees, but if you vote “FOR” more than two nominees, your votes on Proposal 1 will be considered invalid and will not be counted.

The Proponent’s Nominees:
The Proponent recommends that you vote “FOR” for the following two Proponent nominees identified in 1a and 1b below:
	FOR	WITHHOLD
1a. Travis C. Mickle, PhD	☐	☐
1b. Arthur C. Regan	☐	☐

Company Nominees OPPOSED by the Proponent:
The Proponent recommends that you do NOT vote for the following two Company nominees identified in 1c and 1d below:
	FOR	WITHHOLD
1c. Wendy Dixon, PhD	☐	☐
1d. Tamara A. Favorito	☐	☐

The Proponent does not expect that any of his nominees will be unable to stand for election, but, in the event any of his nominees are unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card and marked to vote “FOR” the Proponent’s nominee(s), or if the card is signed and returned and no direction is indicated, will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the Proponent has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Common Stock represented by this proxy card and marked to vote “FOR” the Proponent’s nominee, or if the card is signed and returned and no direction is indicated, will be voted for such substitute nominee(s).
If you exercise a vote “FOR” fewer than the two nominees on Proposal 1, your shares will only be voted “FOR” the nominee you marked.
THE PROPONENT INTENDS TO USE THIS PROXY TO VOTE “FOR” THE PROPONENT’S NOMINEES, MESSRS. TRAVIS C. MICKLE, PHD AND ARTHUR C. REGAN AND “FOR” PROPOSAL 2. THE PROPONENT MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.
THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS A DIRECTOR IF AT LEAST ONE OF THE PROPONENT’S NOMINEES IS SELECTED.
2.	The Company’s proposal to ratify of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
☐ FOR☐ AGAINST☐ ABSTAIN
IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.
Dated:

Signature:

Signature:

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.
PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.